                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2001



                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)


     MISSOURI                       0000943823                43-1532756
     (State of                   (Commission File            (IRS Employer
   incorporation)                     Number)             Identification Number)



                                2481 MANANA DRIVE
                               DALLAS, TEXAS 75220
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 214-357-9588




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ITEM 5.           OTHER EVENTS.

         On November 30, 2001, Charles Michel resigned from his position as Vice President and Chief Financial Officer of the Company. W.C. Hammett, Jr. has been named by the Board of Directors to succeed Mr. Michel as Vice President and Chief Financial Officer of the Company.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following are filed as Exhibits to this Report.

         99.1 Press Release of Dave & Buster's, Inc. dated December 3, 2001 announcing the naming of a new Vice President and Chief Financial Officer.

ITEM 9.           REGULATION FD DISCLOSURE.

         On December 3, 2001, Dave & Buster's issued a news release announcing that W.C. Hammett, Jr. has been elected as Vice President and Chief Financial Officer. The press release is attached as Exhibit 99.1 to this Report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DAVE & BUSTER'S, INC.



Date: December 3, 2001                          By: /s/ JOHN S. DAVIS
                                                   -----------------------------
                                                   John S. Davis
                                                   Vice President and General
                                                   Counsel

                                       2

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1        Press Release of Dave & Buster's, Inc. dated December 3, 2001 announcing the naming of a new Vice President and Chief
             Financial Officer.